UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.      )

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Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communication was provided to shareholders at a meeting held on March 22, 2007:

WILLIAM G. SALATICH, JR.

720 York Road

Glenview, IL 60025

EDUCATION

Harvard University

Cambridge, MA

Bachelor of Arts Degree received June 1973

Major: Political Science

Member of Varsity Golf Team

1971 Individual Winner Greater Boston Intercollegiate Golf Championship

Member Harvard Varsity Club

EXPERIENCE

Johnson & Johnson

Merchandising Salesman, Baby Products Division

Summer 1971 full time, Fall 1971-Spring 1973 part time

Mitchell-Hutchins Inc.

Chicago, IL

Clerk at Chicago Board of Trade 1974

Director of Floor Operations at Chicago Mercantile Exchange 1975

Chicago Mercantile Exchange

Chicago, IL

Independent Floor Broker/Trader (Feeder Cattle -Live Cattle pits) Member since 1975

Elected to CME Board of Directors 1997

Chairman and member of numerous past committees (see attached)

Presently serving on the following:

Chairman of the Marketing & Public Relations Advisory Committee

Co-Chairman of the Business Conduct Committee

Co-Chairman of the Market Regulations Committee

Co-Chairman of the Membership Committee

Co-Chairman of the Pit Supervision Committee

Trading Floor Operations Committee

Ad Hoc Advisory Group for Public Relations Issues

INTERESTS

AMERICAN YOUTH SOCCER ORGANIZATION (AYSO)

Board Member for 20 years

Director of Purchasing

Treasurer

BOB O’LINK GOLF CLUB

Member since 1980

Elected to Board of Directors 1998

Appointed Secretary 2001-

NORTH SHORE COUNTRY CLUB

Member since 1986

Attached History:

Ad Hoc Committee on Membership Structure

Managed Futures Committee

Ag Oversight Marketing Sub- Committee

Joint Marketing Sub-Committee

Agricultural Complex Design Sub-Committee

Cattle/Feeder Contract Specifications Sub-Committee

Nominating Committee, member

Nominating Committee, Chairman

Ad Hoc Committee for Quad Access

Agricultural Configuration Committee

Committee To Review Agricultural Markets

Floor Brokers Committee

Live Cattle and Feeder Cattle Committee

Trading Floor Issues, Chairman

Broker Association, Chairman

Joint Marketing, Co-Chairman

Restaurant & Club, Chairman

Task Force To Review Broker Associations, Vice Chairman

Agriculture Reconfiguration Committee

Dual Trading Committee

Financial Instruments Oversight Committee

Floor Practices-Agriculture

Strategic Planning Oversight Committee

Pit Committee, Feeder Cattle Futures